Form of Award Agreement

HMAN GROUP HOLDINGS INC.
2014 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT (this “Award Agreement”) is made effective as of [●], 2014 (the “Date of Grant”) by and between HMAN Group Holdings Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the HMAN Group Holdings Inc. 2014 Equity Incentive Plan (the “Plan”).

R E C I T A L S:

WHEREAS, the Participant is an employee of the Company or one of its Subsidiaries; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions set forth in the Plan and this Award Agreement, all or any part of an aggregate of [●] Shares (the “Option”) at an Option Price of $1,000 per Share, which is the per Share Fair Value on the Date of Grant. Fifty percent (50%) of the Option shall be subject to time-based vesting criteria (the “Time Option”), and fifty percent (50%) of the Option shall be subject to performance-based vesting criteria (the “Performance Option”). The Option is intended to be a Nonqualified Stock Option.

2. Vesting. The portion of the Option that has become vested is hereinafter referred to as the “Vested Portion.” Subject to the terms set forth in the Plan and this Award Agreement, the Option shall vest as follows:

a. Time Option.

i. General. The Time Option shall vest in four (4) equal annual installments beginning on the second (2nd) anniversary of the Date of Grant (each such anniversary, a “Time Vesting Date”), subject to the Participant’s continued employment by the Company or a Subsidiary through the applicable Time Vesting Date, such that twenty five percent (25%) of the Time Option shall vest on each Time Vesting Date.

ii. Change of Control. The Time Option shall vest in full upon the occurrence of a Change of Control, subject to the Participant’s continued employment by the Company or a Subsidiary through the consummation of such Change of Control.

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b. Performance Option. On each Measurement Date, the portion of the Performance Option that has vested shall be determined as set forth below.  Except as otherwise provided in Section 3(a)(iv) below, in no event shall any Performance Option vest unless the Participant continues to be employed by the Company or a Subsidiary on the applicable Measurement Date.

i. Tranche 1 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 1 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 2.0.  For the avoidance of doubt, the Tranche 1 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 2.0.

ii. Tranche 2 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 2 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 2.5.  For the avoidance of doubt, the Tranche 2 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 2.5.

iii. Tranche 3 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 3 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 3.0.  For the avoidance of doubt, the Tranche 3 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 3.0.

3. Forfeiture; Expiration.

a. Termination of Employment.

i. Except as otherwise provided in Section 3(a)(iv) below, in the event that the Participant’s employment is terminated for any reason, any unvested portion of the Option shall immediately terminate and be forfeited effective as of the Termination Date.

ii. In the event that the Participant’s employment is terminated for Cause, the Vested Portion shall immediately terminate and be forfeited effective as of the Termination Date.

iii. In the event that the Participant’s employment is terminated by the Company for any reason other than for Cause or the Participant resigns for any reason, the Vested Portion shall terminate and be forfeited on the earlier of (A) the Expiration Date and (B) one (1) year following the Termination Date.

iv. In the event that the Participant’s employment is terminated by the Company without Cause or due to Retirement after June 30, 2016, any unvested portion of the Performance Option shall remain outstanding and eligible to vest in accordance with Section 2(b) hereof for a period of one (1) year following the Termination Date, subject to (A) the Participant’s compliance with the Restrictive Covenant Agreement (as defined in Section 9 below) and (B) the Participant executing, delivering to the Company and not revoking a general release of any and all claims against the Company and its affiliates in a form reasonably

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acceptable to the Company within sixty (60) days following the Termination Date. Any portion of the Performance Option that remains unvested at the end of such one (1) year period shall immediately terminate and be forfeited.

Notwithstanding anything herein to the contrary, upon the Board’s final determination that the Participant failed to comply with the Restrictive Covenant Agreement (as defined in Section 9 below), other than any isolated, insubstantial and inadvertent failure to comply, the Participant hereby agrees that (i) any unexercised portion of the Option (both vested and unvested) shall immediately terminate, (ii) with respect to any portion of the Option that has been exercised, the Company may elect, in its discretion, to (A) repurchase any Shares received by the Participant upon the exercise of the Option in accordance with Section 2.5 of the Stockholders Agreement within 181 days after the Company first has actual knowledge of such failure for a Repurchase Price equal to the lower of the Issue Price (as defined in the Stockholder’s Agreement) and the Fair Market Value (as defined in the Stockholder’s Agreement) of such Shares as of the last day of the month preceding the date upon which a Call Right Notice (as defined in the Stockholder’s Agreement) is delivered, in each case less prior dividends or distributions on such Shares and/or (B) recover from the Participant the net proceeds received by the Participant upon the sale of any such Shares (i.e., the amount in excess of the exercise price paid).

b. Expiration of Option Term. Any unexercised portion of the Option shall expire upon the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”).

4. Period of Exercise. Subject to the provisions of the Plan and this Award Agreement, the Participant may exercise all or any part of the Vested Portion at any time prior to the earliest to occur of:

a. the date the Participant’s employment with the Company or a Subsidiary is terminated by the employer for Cause;

b. the date that occurs one (1) year following the Termination Date upon a (i) termination of employment by the Company or a Subsidiary for any reason other than for Cause or (ii) resignation of employment by the Participant for any reason; and

c. the Expiration Date.

5. Exercise Procedures.

a. Notice of Exercise. Subject to Section 4 hereof, the Vested Portion may be exercised by delivering to the Company at its principal office written notice of intent to so exercise in the form attached hereto as Exhibit A (such notice, a “Notice of Exercise”). Such Notice of Exercise shall be accompanied by payment in full of the aggregate Option Price for the Shares to be exercised. In the event that the Option is being exercised by the Participant’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Committee) of the representative’s right to exercise the Option. The aggregate Option Price for the Shares to be exercised may be paid (i) in cash or its equivalent (e.g., by cashier’s check); (ii) to the extent permitted by the Committee, in its sole discretion, in Shares (whether or not previously owned by the Participant) having a Fair Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by

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the Committee; (iii) partly in cash and, to the extent permitted by the Committee in its sole discretion, partly in such Shares (as described in (ii) above); (iv) to the extent permitted by the Committee, in its sole discretion, by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Value equal to the aggregate Option Price; or (v) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. In the event of the Participant’s death, the Vested Portion shall be exercisable by the trustee of any family trust or estate planning entity to which the Option has been transferred, by the executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under this Award Agreement shall pass by will or by the laws of descent and distribution, as the case may be. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions of this Award Agreement and the Plan.

b. Stockholder Rights. Except as otherwise provided in this Agreement, neither the Participant nor the Participant’s representative shall have any rights to dividends, voting rights or other rights of a stockholder with respect to Shares subject to the Option until (i) the Participant has delivered to the Company a Notice of Exercise for the Option, (ii) the Participant has paid the Option Price for such Shares, (iii) such Shares have been issued, (iv) the Participant has executed a joinder to or has otherwise become a party to the Stockholders’ Agreement and (v) the Participant has executed such other agreements or certificates that the Committee reasonably determines are necessary to comply with applicable securities laws and other applicable laws.

6. No Right to Continued Service. The granting of the Option shall impose no obligation on the Company or any Subsidiary to continue the employment of the Participant and shall not lessen or affect any right that the Company or any Subsidiary may have to terminate the employment of the Participant.

7. Withholding. The Company shall have the power and the right to deduct or withhold automatically from any payment or Shares deliverable under this Award Agreement, or to require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement. The Participant may elect, subject to the approval of the Committee, in its sole discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Value equal to the minimum statutory total tax that could be imposed in connection with any such taxable event.

8. Transferability. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign the Option except in the event of death (subject to the applicable laws of descent and distribution).

9. Restrictive Covenant Agreement. The Participant agrees to be bound by the Restrictive Covenant Agreement attached hereto as Exhibit B (the “Restrictive Covenant

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Agreement”) in consideration of: (a) the Option granted herein; (b) the Participant’s ongoing employment by the Company or a Subsidiary; (c) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (d) the Participant being granted access to trade secrets and other confidential information of the Company, its Subsidiaries and its Affiliates; and (e) other good and valuable consideration.

10. Definitions. For purposes of this Award Agreement:

a. “Advisory Services Agreement” means that certain Advisory Services and Monitoring Agreement by and among the Company, CCMP Capital Advisors, LLC and certain other parties, dated as of June 30, 2014, as may be amended from time to time.

b. “CCMP Stockholders” means CCMP Capital Investors III, L.P., CCMP Capital Investors (Employee) III, L.P. and each of their respective Permitted Transferees.

c. “CCMP Stockholders Securities” means the equity securities of the Company acquired by the CCMP Stockholders, whether acquired before or after the Date of Grant.

d. “Measurement Date” means any date upon which Proceeds are received by the CCMP Stockholders.

e. “MOI” means, as of any Measurement Date, the quotient obtained by dividing (i) the sum of Proceeds received on such Measurement Date and all prior Measurement Dates, by (ii) the Principal Investment.

f. “Principal Investment” means the sum, without duplication, of: (i) the aggregate consideration paid by the CCMP Stockholders to acquire the CCMP Stockholders Securities, plus (ii) the amount of cash and the value (as determined by the Board in good faith) of any property contributed by the CCMP Stockholders to the Company, whether contributed before or after the Date of Grant.

g. “Proceeds” means, without duplication, all pre-tax: (i) cash proceeds actually received by the CCMP Stockholders from the disposition of the CCMP Stockholders Securities, net of Unreimbursed Transaction Expenses; (ii) cash dividends and other cash distributions actually received by the CCMP Stockholders in respect of the CCMP Stockholders Securities; and (iii) cash proceeds actually received by the CCMP Stockholders from the disposition of any non-cash proceeds (including non-cash dividends or other non-cash distributions) received in exchange for or in respect of the CCMP Stockholders Securities (net of Unreimbursed Transaction Expenses). For the avoidance of doubt, any property other than cash (including marketable securities) that the CCMP Stockholders receive or retain in connection with a Change of Control or otherwise shall not be treated as Proceeds received by the CCMP Stockholders, however, cash received by the CCMP Stockholders from the disposition of such property, if any, shall be treated as Proceeds if and when such cash actually is received by the CCMP Stockholders. Proceeds shall exclude any amounts payable pursuant to the Advisory Services Agreement, including the transaction fee payable thereunder.

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h. “Retirement” means the Participant’s voluntary resignation due to retirement at age 61 or thereafter

i. “Termination Date” means the last day of active employment and does not include any period of non-working notice or any period for which pay in lieu of notice, termination pay, severance pay or any other monies in relation to the cessation of employment are paid.

j. “Unreimbursed Transaction Expenses” means all reasonable legal, accounting and investment banking fees, other than amounts paid to the CCMP Stockholders and their Affiliates, that are not reimbursed by unrelated third parties.

11. Eligibility. The Participant is one of the following as indicated on Exhibit C hereto:

a. an “accredited investor” (as defined in Exhibit C hereto) who has completed Exhibit C hereto as to the Participant’s status as an “accredited investor,” and such information is true and complete, or

b. a non-accredited investor who has, by the Participant or through a “personal representative” within the meaning of Rule 501(h) under Regulation D of the Securities Act of 1933, as amended, such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his or her investment in the Option and the purchase of Shares upon the exercise of the Option hereunder, and the Participant is capable of bearing the economic risks of such investment and is able to bear the complete loss of such investment.

12. Option Subject to Plan. By entering into this Award Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the terms and conditions of the Plan. Notwithstanding the foregoing, in the event of a conflict between any term hereof and a term of the Plan, the applicable term of this Award Agreement shall govern and prevail.

13. Stockholders’ Agreement; Conditions and Restrictions on Shares. Shares received upon the exercise of the Option shall be subject to all of the terms and conditions of the Stockholders’ Agreement, including all transfer restrictions and repurchase rights set forth in Section 2.5 thereof. The Option may not be exercised prior to the Participant’s execution of a joinder to the Stockholders’ Agreement if the Participant is not a party to the Stockholders’ Agreement prior to any such exercise. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

14. Choice of Law. This Award Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Award Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict- or choice-of-law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

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15. Consent to Jurisdiction. The Company and the Participant, by their execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof; (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that they are not subject personally to the jurisdiction of the above-named courts, that their property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agree not to commence any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof other than before the above-named courts or to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. The Company and the Participant hereby consent to service of process in any such proceeding and agree that service of process by registered or certified mail, return receipt requested, at the address specified pursuant to Section 18, is reasonably calculated to give actual notice.

16. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT HE, SHE OR IT SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AWARD AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 16 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH HE, SHE OR IT IS RELYING AND SHALL RELY UPON IN ENTERING INTO THIS AWARD AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF HIS, HER OR ITS RIGHT TO TRIAL BY JURY.

17. Shares Not Registered. Shares shall not be issued pursuant to this Award Agreement unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as otherwise provided in the Stockholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares, and accordingly, any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of Shares under this Award Agreement is not required to be registered under any applicable securities laws, the Participant

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shall deliver to the Company an agreement containing such representations, warranties and covenants as the Company may reasonably require.

18. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing and shall be deemed to have been given (a) when personally delivered or delivered by facsimile transmission with confirmation of delivery or (b) upon delivery after deposit with Federal Express or similar overnight courier service. A notice shall be addressed to the Company at its principal executive office, attention General Counsel, and to the Participant at the address that he/she most recently provided to the Company.

19. Entire Agreement. This Award Agreement, including the exhibits attached hereto, the Plan and the Stockholders’ Agreement constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof.

20. Amendment; Waiver. No amendment or modification of any term of this Award Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant. No waiver of any breach or condition of this Award Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

21. Successors and Assigns; No Third-Party Beneficiaries. The provisions of this Award Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Award Agreement, express or implied, is intended to confer on any person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Award Agreement.

22. Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement.

HMAN Group Holdings Inc.
By:
Name:
Title:

Agreed and acknowledged as
of the date first above written:

Signature:
Name:

EXHIBIT A

NOTICE OF EXERCISE

HMAN Group Holdings Inc. c/o CCMP Capital Advisors, LLC 245 Park Avenue, 16th Floor New York, New York 10167 Attention: General Counsel	Date of Exercise: _________________

Ladies & Gentlemen:

1.           Exercise of Option. This constitutes notice to HMAN Group Holdings Inc. (the “Company”) that pursuant to my Nonqualified Stock Option Award Agreement, dated _________________ (the “Award Agreement”), I elect to purchase the number of Shares set forth below for the price set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Award Agreement. By signing and delivering this notice to the Company, I hereby acknowledge that I am the holder of the Option exercised by this notice and have full power and authority to exercise the same.

Number of Shares as to which Option is exercised (“Optioned Shares”):
Shares to be issued in name of:
Date of Grant:
Total exercise price:

2.           Delivery of Payment. With this notice, I hereby deliver to the Company the full exercise price of the Optioned Shares and any and all withholding taxes due in connection with the exercise of my Option, or I have otherwise satisfied such requirements.

3.           Rights as Stockholder. While the Company shall endeavor to process this notice in a timely manner, I acknowledge that until the issuance of the Optioned Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and my satisfaction of any other conditions imposed by the Committee pursuant to the Plan or as set forth in the Award Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares, notwithstanding the exercise of my Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Optioned Shares.

4.           Interpretation. Any dispute regarding the interpretation of this notice shall be submitted promptly by me or by the Company to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

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5.           Entire Agreement. The Plan and the Award Agreement under which the Optioned Shares were granted are incorporated herein by reference, and together with this notice constitute the entire agreement of the parties with respect to the subject matter hereof.

Very truly yours,
Signature:
Name:
Social Security Number:

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EXHIBIT B

RESTRICTIVE COVENANT AGREEMENT

THIS AGREEMENT (this “Restrictive Covenant Agreement”) is made effective as of the Date of Grant by and between the Company and the Participant. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Nonqualified Stock Option Award Agreement to which this Restrictive Covenant Agreement is attached as Exhibit “B” (the “Award Agreement”).

R E C I T A L S:

WHEREAS, the Company and the Participant have entered into the Award Agreement;

AND WHEREAS the Award Agreement is conditional on the Participant entering into this Restrictive Covenant Agreement;

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Confidential Information.

a. Obligation to Maintain Confidentiality. The Participant acknowledges that the information, observations and data (including trade secrets) obtained by the Participant during the course of the Participant’s employment with the Company and its Subsidiaries concerning the business or affairs of the Company or any its Subsidiaries (“Confidential Information”) are the property of the Company or such Subsidiary. Therefore, the Participant agrees that the Participant shall not at any time during the Participant’s employment period or thereafter disclose to any person or entity or use for the Participant’s own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the Confidential Information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions. The Participant shall deliver to the Company at the termination of the Participant’s employment period, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports, computer files, disks and tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to Confidential Information, Third Party Information (as defined in Section 1(b) below), Work Product (as defined in Section 1(c) below) or the business of the Company or any other Subsidiaries which the Participant may then possess or have under the Participant’s control.

b. Third Party Information. The Participant understands that the Company and its Subsidiaries and Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s and its Subsidiaries’ and Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Participant’s employment period and thereafter, and without in any way limiting the provisions of Section 1(a) above, the Participant will hold

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Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company or its Subsidiaries and Affiliates who need to know such information in connection with their work for the Participant or such Subsidiaries and Affiliates) or use, except in connection with the Participant’s work for the Company or its Subsidiaries and Affiliates, Third Party Information unless expressly authorized by a member of the Board in writing.

c. Intellectual Property, Inventions and Patents. The Participant acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any confidential information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) which relate to the Company’s or any of its Subsidiaries’ actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether alone or jointly with others) while employed by the Company and its Subsidiaries, whether before or after the Date of Grant (“Work Product”), belong to the Company or such Subsidiary. The Participant hereby assigns to the Company all rights, title and interest throughout the world in the Work Product. The Participant further waives all moral rights in the Work Product, including, without limitation, the right to the integrity of the Work Product, the right to be associated with the Work Product in any way, the right to restrain or claim damages for any distortion, mutilation or other modification of the Work Product, and the right to restrain the use or reproduction of the Work Product in any context and in connection with any product, service, cause or institution, effective at the time the particular Work Product is created. The Participant shall promptly disclose such Work Product to the Board and, at the Company’s expense, perform all actions reasonably requested by the Board (whether during or after the Participant’s employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments). The Participant acknowledges that all Work Product shall be deemed to constitute “works made for hire” under the U.S. Copyright Act of 1976, as amended.

2. Non-Compete, Non-Solicitation.

a. Non-Compete. In further consideration of (i) the Option granted herein; (ii) the Participant’s ongoing employment by the Company or a Subsidiary; (iii) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (iv) the Participant being granted access to trade secrets and other confidential information of the Company, its Subsidiaries and its Affiliates; and (v) other good and valuable consideration, the Participant acknowledges that during the course of the Participant’s employment with the Company and its Subsidiaries the Participant has and shall become familiar with the Company’s trade secrets and with other Confidential Information and that the Participant’s services have been and shall continue to be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, the Participant agrees that, during the Participant’s employment period and [(i) in the event of termination of the employment period by the Company without Cause or resignation by Executive with Good Reason, for two (2) years following the date of such termination of the

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employment period, or (ii) in the event of any other termination of the employment period,]1 for one (1) year following the date of such termination of the employment period, the Participant shall not, directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, be employed in an executive, managerial or administrative capacity by, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries, as such businesses exist or are in the process of being implemented during the Participant’s employment period or on the date of the termination of the employment period (as applicable, the “Restricted Period”), within any geographical area in which the Company or its Subsidiaries engage or plan to engage in such businesses. The Participant acknowledges (A) that the business of the Company and its Subsidiaries will be conducted throughout North America, (B) notwithstanding the state of incorporation or principal office of the Company or any of its Subsidiaries, or any of its executives or employees (including the Participant), it is expected that the Company and its Subsidiaries will have business activities and have valuable business relationships within its industry throughout North America and (C) as part of the Participant’s responsibilities, the Participant will be traveling throughout North America in furtherance of the business and relationships of the Company and its Subsidiaries. Nothing herein shall prohibit the Participant from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as the Participant has no active participation in the business of such corporation.

b. Non-Solicitation. During the Participant’s employment period and for two (2) years following the date of termination of the Participant’s employment period, the Participant shall not directly or indirectly through another person or entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Participant’s employment period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business (or materially reduce the amount of business done) with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary (including, without limitation, making any negative or disparaging statements or communications regarding the Company or its Subsidiaries).

c. Scope of Restrictions. If, at the time of enforcement of this Section 2, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

d. Equitable Relief. In the event of the breach or a threatened breach by the Participant of any of the provisions of this Section 2, the Company would suffer irreparable

____________________
1 NTD: Applicable to Mr. Waters only. This provision is included to match the terms of Mr. Waters’ existing employment agreement.

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harm, and in addition and supplementary to other rights and remedies existing in its favor, the Company shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of a breach or violation by the Participant of this Section 2, the time periods referenced in this Section 2 shall be automatically extended by the amount of time between the initial occurrence of the breach or violation and when such breach or violation has been duly cured.

3. Participant’s Representations. The Participant hereby represents and warrants to the Company that (i) the execution, delivery and performance of this Restrictive Covenant Agreement by the Participant do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Participant is a party or by which the Participant is bound, (ii) the Participant is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Restrictive Covenant Agreement by the Company, this Restrictive Covenant Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant hereby acknowledges that the provisions of Section 2 above are in consideration of (i) the Option granted herein; (ii) the Participant’s ongoing employment by the Company or a Subsidiary; (iii) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (iv) the Participant being granted access to trade secrets and other confidential information of the Company, its Subsidiaries and its Affiliates; and (v) other good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Section 2 above are reasonable, do not preclude the Participant from earning a livelihood, that the Participant has reviewed the Participant’s rights and obligations under this Restrictive Covenant Agreement with the Participant’s legal counsel and that the Participant fully understands the terms and conditions contained herein. In addition, the Participant agrees and acknowledges that the potential harm to the Company of the non-enforcement of Section 2 outweighs any potential harm to the Participant of its enforcement by injunction or otherwise. The Participant acknowledges that the Participant has carefully read this Restrictive Covenant Agreement and has given careful consideration to the restraints imposed upon the Participant by this Restrictive Covenant Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company now existing or to be developed in the future. The Participant expressly acknowledges and agrees that each and every restraint imposed by this Restrictive Covenant Agreement is reasonable with respect to subject matter, time period and geographical area.

4. Non-Disparagement.  The Participant shall not at any time, directly or indirectly, orally, in writing or through any medium, disparage, defame or assail the reputation, integrity or professionalism of the Company or any of its affiliates, officers, directors, employees or shareholders.  Notwithstanding the foregoing, this prohibition does not apply to statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings.

5. Severability. In the event that a court of competent jurisdiction determines that any term or provision of this Restrictive Covenant Agreement is illegal, invalid or unenforceable

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in any jurisdiction, such illegality, invalidity or unenforceability of that term or provision will not affect: (a) the legality, validity or enforceability of the remaining terms and provisions of this Restrictive Covenant Agreement; and (b) the legality, validity or enforceability of such term or provision in any other jurisdiction.

6. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing and shall be deemed to have been given (a) when personally delivered or delivered by facsimile transmission with confirmation of delivery or (b) upon delivery after deposit with Federal Express or similar overnight courier service. A notice shall be addressed to the Company at its principal executive office, attention General Counsel, and to the Participant at the address that he/she most recently provided to the Company.

7. Other Agreements. The Participant acknowledges that the Participant remains bound by any other non-competition, non-solicitation, confidentiality or other restrictive covenants set forth in any employment agreement or other agreement with the Company or any of its Subsidiaries that the Participant has previously entered into and that any such restrictive covenants shall not be superseded or replaced by the restrictive covenants contained herein.

8. Amendment; Waiver. No amendment or modification of any term of this Restrictive Covenant Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant. No waiver of any breach or condition of this Restrictive Covenant Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

9. Successors and Assigns; No Third-Party Beneficiaries. The provisions of this Restrictive Covenant Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns.

10. Signature in Counterparts. This Restrictive Covenant Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Restrictive Covenant Agreement.

HMAN Group Holdings Inc.
By:
Name:
Title:
Agreed and acknowledged as

of the date first above written:

Signature:
Name:

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EXHIBIT C

ACCREDITED INVESTOR STATUS

Participant represents and warrants that he is not an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended (please initial the non-accredited investor election below):

_____	Participant is not an “accredited investor.”
Participant represents and warrants that he is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended, because he meets at least one of the following criteria (please initial each applicable item):

_____
Participant is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the grant of the Option, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property; or

_____
Participant is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2012 and 2013) or joint income with the Participant’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (2014); or

_____
Participant is a corporation, or similar business trust, partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Option, with total assets in excess of $5,000,000; or

_____
Participant is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined  in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement

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Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Participant is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

_____	Participant is a director or executive officer of the Company; or

_____
Participant is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Option, the purchase of which is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	Participant is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

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Form of Award Agreement for Canadian Employees

HMAN GROUP HOLDINGS INC.

2014 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT (this “Award Agreement”) is made effective as of [●], 2014 (the “Date of Grant”) by and between HMAN Group Holdings Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the HMAN Group Holdings Inc. 2014 Equity Incentive Plan (the “Plan”).

R E C I T A L S:

WHEREAS, the Participant is an employee of the Company or one of its Subsidiaries; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions set forth in the Plan and this Award Agreement, all or any part of an aggregate of [●] Shares (the “Option”) at an Option Price of $1,000 per Share, which is the per Share Fair Value on the Date of Grant. Fifty percent (50%) of the Option shall be subject to time-based vesting criteria (the “Time Option”), and fifty percent (50%) of the Option shall be subject to performance-based vesting criteria (the “Performance Option”). The Option is intended to be a Nonqualified Stock Option.

Vesting. The portion of the Option that has become vested is hereinafter referred to as the “Vested Portion.” Subject to the terms set forth in the Plan and this Award Agreement, the Option shall vest as follows:

Time Option.

General. The Time Option shall vest in four (4) equal annual installments beginning on June 30, 2016 (each such anniversary, a “Time Vesting Date”), subject to the Participant’s continued employment by the Company or a Subsidiary through the applicable Time Vesting Date, such that twenty five percent (25%) of the Time Option shall vest on each Time Vesting Date.

Change of Control. The Time Option shall vest in full upon the occurrence of a Change of Control, subject to the Participant’s continued employment by the Company or a Subsidiary through the consummation of such Change of Control.

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Performance Option. On each Measurement Date, the portion of the Performance Option that has vested shall be determined as set forth below.  Except as otherwise provided in Section 3(a)(iv) below, in no event shall any Performance Option vest unless the Participant continues to be employed by the Company or a Subsidiary on the applicable Measurement Date.

Tranche 1 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 1 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 2.0.  For the avoidance of doubt, the Tranche 1 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 2.0.

Tranche 2 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 2 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 2.5.  For the avoidance of doubt, the Tranche 2 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 2.5.

Tranche 3 Performance Option.  One third (1/3rd) of the Performance Option (the “Tranche 3 Performance Option”) shall vest on any Measurement Date that the CCMP Stockholders have received Proceeds resulting in an MOI of at least 3.0.  For the avoidance of doubt, the Tranche 3 Performance Option shall not vest if the CCMP Stockholders receive Proceeds resulting in an MOI of less than 3.0.

Forfeiture; Expiration.

Termination of Employment.

Except as otherwise provided in Section 3(a)(iv) below, in the event that the Participant’s employment is terminated for any reason, any unvested portion of the Option shall immediately terminate and be forfeited effective as of the Termination Date.

In the event that the Participant’s employment is terminated for Cause, the Vested Portion shall immediately terminate and be forfeited effective as of the Termination Date.

In the event that the Participant’s employment is terminated by the Company for any reason other than for Cause or the Participant resigns for any reason, the Vested Portion shall terminate and be forfeited on the earlier of (A) the Expiration Date and (B) one (1) year following the Termination Date.

In the event that the Participant’s employment is terminated by the Company without Cause or due to Retirement after June 30, 2016, any unvested portion of the Performance Option shall remain outstanding and eligible to vest in accordance with Section 2(b) hereof for a period of one (1) year following the Termination Date, subject to (A) the Participant’s compliance with the Restrictive Covenant Agreement (as defined in Section 9 below) and (B) the Participant executing, delivering to the Company and not revoking a general release of any and all claims against the Company and its affiliates in a form reasonably acceptable to the Company within sixty (60) days following the Termination Date. Any portion

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of the Performance Option that remains unvested at the end of such one (1) year period shall immediately terminate and be forfeited.

Notwithstanding anything herein to the contrary, upon the Board’s final determination that the Participant failed to comply with the Restrictive Covenant Agreement (as defined in Section 9 below), other than any isolated, insubstantial and inadvertent failure to comply, the Participant hereby agrees that (i) any unexercised portion of the Option (both vested and unvested) shall immediately terminate, (ii) with respect to any portion of the Option that has been exercised, the Company may elect, in its discretion, to (A) repurchase any Shares received by the Participant upon the exercise of the Option in accordance with Section 2.5 of the Stockholders Agreement within 181 days after the Company first has actual knowledge of such failure for a Repurchase Price equal to the lower of the Issue Price (as defined in the Stockholder’s Agreement) and the Fair Market Value (as defined in the Stockholder’s Agreement) of such Shares as of the last day of the month preceding the date upon which a Call Right Notice (as defined in the Stockholder’s Agreement) is delivered, in each case less prior dividends or distributions on such Shares and/or (B) recover from the Participant the net proceeds received by the Participant upon the sale of any such Shares (i.e., the amount in excess of the exercise price paid).

Expiration of Option Term. Any unexercised portion of the Option shall expire upon the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”).

Period of Exercise. Subject to the provisions of the Plan and this Award Agreement, the Participant may exercise all or any part of the Vested Portion at any time prior to the earliest to occur of:

the date the Participant’s employment with the Company or a Subsidiary is terminated by the employer for Cause;

the date that occurs one (1) year following the Termination Date upon a (i) termination of employment by the Company or a Subsidiary for any reason other than for Cause or (ii) resignation of employment by the Participant for any reason; and

the Expiration Date.

Exercise Procedures.

Notice of Exercise. Subject to Section 4 hereof, the Vested Portion may be exercised by delivering to the Company at its principal office written notice of intent to so exercise in the form attached hereto as Exhibit A (such notice, a “Notice of Exercise”). Such Notice of Exercise shall be accompanied by payment in full of the aggregate Option Price for the Shares to be exercised. In the event that the Option is being exercised by the Participant’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Committee) of the representative’s right to exercise the Option. The aggregate Option Price for the Shares to be exercised may be paid (i) in cash or its equivalent (e.g., by cashier’s check); (ii) to the extent permitted by the Committee, in its sole discretion, by having the Company refrain from issuing that number of Shares that would otherwise be issued to the Participant upon the exercise of the Option having a Fair Value equal to the aggregate Option Price; or (iii) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by

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the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. In the event of the Participant’s death, the Vested Portion shall be exercisable by the trustee of any family trust or estate planning entity to which the Option has been transferred, by the executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under this Award Agreement shall pass by will or by the laws of descent and distribution, as the case may be. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions of this Award Agreement and the Plan.

Stockholder Rights. Except as otherwise provided in this Agreement, neither the Participant nor the Participant’s representative shall have any rights to dividends, voting rights or other rights of a stockholder with respect to Shares subject to the Option until (i) the Participant has delivered to the Company a Notice of Exercise for the Option, (ii) the Participant has paid the Option Price for such Shares, (iii) such Shares have been issued, (iv) the Participant has executed a joinder to or has otherwise become a party to the Stockholders’ Agreement and (v) the Participant has executed such other agreements or certificates that the Committee reasonably determines are necessary to comply with applicable securities laws and other applicable laws.

No Right to Continued Service. The granting of the Option shall impose no obligation on the Company or any Subsidiary to continue the employment of the Participant and shall not lessen or affect any right that the Company or any Subsidiary may have to terminate the employment of the Participant.

Withholding. The Company shall have the power and the right to deduct or withhold automatically from any payment or Shares deliverable under this Award Agreement, or to require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign (including Canada Pension Plan premiums), required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement. The Participant may elect, subject to the approval of the Committee, in its sole discretion, to satisfy the withholding requirement, in whole or in part, by having the Company refrain from issuing that number of Shares that would otherwise be issued to the Participant upon exercise of an Option having a Fair Value equal to the minimum statutory total tax that could be imposed in connection with any such taxable event.

Transferability. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign the Option except in the event of death (subject to the applicable laws of descent and distribution).

Restrictive Covenant Agreement. The Participant agrees to be bound by the Restrictive Covenant Agreement attached hereto as Exhibit B (the “Restrictive Covenant Agreement”) in consideration of: (a) the Option granted herein; (b) the Participant’s ongoing employment by the Company or a Subsidiary; (c) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (d) the Participant being granted access to trade secrets and other confidential

4

information of the Company, its Subsidiaries and its Affiliates; and (e) other good and valuable consideration.

Definitions. For purposes of this Award Agreement:

“Advisory Services Agreement” means that certain Advisory Services and Monitoring Agreement by and among the Company, CCMP Capital Advisors, LLC and certain other parties, dated as of June 30, 2014, as may be amended from time to time.

“CCMP Stockholders” means CCMP Capital Investors III, L.P., CCMP Capital Investors (Employee) III, L.P. and each of their respective Permitted Transferees.

“CCMP Stockholders Securities” means the equity securities of the Company acquired by the CCMP Stockholders, whether acquired before or after the Date of Grant.

“Measurement Date” means any date upon which Proceeds are received by the CCMP Stockholders.

“MOI” means, as of any Measurement Date, the quotient obtained by dividing (i) the sum of Proceeds received on such Measurement Date and all prior Measurement Dates, by (ii) the Principal Investment.

“Principal Investment” means the sum, without duplication, of: (i) the aggregate consideration paid by the CCMP Stockholders to acquire the CCMP Stockholders Securities, plus (ii) the amount of cash and the value (as determined by the Board in good faith) of any property contributed by the CCMP Stockholders to the Company, whether contributed before or after the Date of Grant.

“Proceeds” means, without duplication, all pre-tax: (i) cash proceeds actually received by the CCMP Stockholders from the disposition of the CCMP Stockholders Securities, net of Unreimbursed Transaction Expenses; (ii) cash dividends and other cash distributions actually received by the CCMP Stockholders in respect of the CCMP Stockholders Securities; and (iii) cash proceeds actually received by the CCMP Stockholders from the disposition of any non-cash proceeds (including non-cash dividends or other non-cash distributions) received in exchange for or in respect of the CCMP Stockholders Securities (net of Unreimbursed Transaction Expenses). For the avoidance of doubt, any property other than cash (including marketable securities) that the CCMP Stockholders receive or retain in connection with a Change of Control or otherwise shall not be treated as Proceeds received by the CCMP Stockholders, however, cash received by the CCMP Stockholders from the disposition of such property, if any, shall be treated as Proceeds if and when such cash actually is received by the CCMP Stockholders. Proceeds shall exclude any amounts payable pursuant to the Advisory Services Agreement, including the transaction fee payable thereunder.

“Retirement” means the Participant’s voluntary resignation due to retirement at age 61 or thereafter

“Termination Date” means the last day of active employment and does not include any period of non-working notice or any period for which pay in lieu of notice,

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termination pay, severance pay or any other monies in relation to the cessation of employment are paid.

“Unreimbursed Transaction Expenses” means all reasonable legal, accounting and investment banking fees, other than amounts paid to the CCMP Stockholders and their Affiliates, that are not reimbursed by unrelated third parties.

Eligibility. The Participant is one of the following as indicated on Exhibit C hereto:

an “accredited investor” (as defined in Exhibit C hereto) who has completed Exhibit C hereto as to the Participant’s status as an “accredited investor,” and such information is true and complete, or a non-accredited investor who has, by the Participant or through a “personal representative” within the meaning of Rule 501(h) under Regulation D of the Securities Act of 1933, as amended, such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his or her investment in the Option and the purchase of Shares upon the exercise of the Option hereunder, and the Participant is capable of bearing the economic risks of such investment and is able to bear the complete loss of such investment.

Option Subject to Plan. By entering into this Award Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the terms and conditions of the Plan. Notwithstanding the foregoing, in the event of a conflict between any term hereof and a term of the Plan, the applicable term of this Award Agreement shall govern and prevail.

Stockholders’ Agreement; Conditions and Restrictions on Shares. Shares received upon the exercise of the Option shall be subject to all of the terms and conditions of the Stockholders’ Agreement, including all transfer restrictions and repurchase rights set forth in Section 2.5 thereof. The Option may not be exercised prior to the Participant’s execution of a joinder to the Stockholders’ Agreement if the Participant is not a party to the Stockholders’ Agreement prior to any such exercise. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

Choice of Law. This Award Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Award Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict- or choice-of-law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

Consent to Jurisdiction. The Company and the Participant, by their execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof; (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that they are not subject personally to the jurisdiction of the above-named courts, that their property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Award

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Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agree not to commence any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof other than before the above-named courts or to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. The Company and the Participant hereby consent to service of process in any such proceeding and agree that service of process by registered or certified mail, return receipt requested, at the address specified pursuant to Section 18, is reasonably calculated to give actual notice.

WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT HE, SHE OR IT SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AWARD AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 16 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH HE, SHE OR IT IS RELYING AND SHALL RELY UPON IN ENTERING INTO THIS AWARD AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF HIS, HER OR ITS RIGHT TO TRIAL BY JURY.

Shares Not Registered. Shares shall not be issued pursuant to this Award Agreement unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Except as otherwise provided in the Stockholders’ Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares, and accordingly, any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of Shares under this Award Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement containing such representations, warranties and covenants as the Company may reasonably require.

Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing and shall be deemed to have been given (a) when personally delivered or delivered by facsimile transmission with confirmation of delivery or (b) upon delivery after deposit with Federal Express or similar overnight courier service. A notice shall be

7

addressed to the Company at its principal executive office, attention General Counsel, and to the Participant at the address that he/she most recently provided to the Company.

Entire Agreement. This Award Agreement, including the exhibits attached hereto, the Plan and the Stockholders’ Agreement constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof.

Amendment; Waiver. No amendment or modification of any term of this Award Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant. No waiver of any breach or condition of this Award Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

Successors and Assigns; No Third-Party Beneficiaries. The provisions of this Award Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Award Agreement, express or implied, is intended to confer on any person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Award Agreement.

Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[signature page follows]

8

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement.

HMAN Group Holdings Inc.
By:
Name:
Title:

Agreed and acknowledged as

of the date first above written:

Signature:
Name:

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EXHIBIT A

NOTICE OF EXERCISE

HMAN Group Holdings Inc. c/o CCMP Capital Advisors, LLC 245 Park Avenue, 16th Floor New York, New York 10167 Attention: General Counsel	Date of Exercise: _________________

Ladies & Gentlemen:

1.           Exercise of Option. This constitutes notice to HMAN Group Holdings Inc. (the “Company”) that pursuant to my Nonqualified Stock Option Award Agreement, dated _________________ (the “Award Agreement”), I elect to purchase the number of Shares set forth below for the price set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Award Agreement. By signing and delivering this notice to the Company, I hereby acknowledge that I am the holder of the Option exercised by this notice and have full power and authority to exercise the same.

Number of Shares as to which Option is exercised (“Optioned Shares”):
Shares to be issued in name of:
Date of Grant:
Total exercise price:

2.           Delivery of Payment. With this notice, I hereby deliver to the Company the full exercise price of the Optioned Shares and any and all withholding taxes due in connection with the exercise of my Option, or I have otherwise satisfied such requirements.

3.           Rights as Stockholder. While the Company shall endeavor to process this notice in a timely manner, I acknowledge that until the issuance of the Optioned Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and my satisfaction of any other conditions imposed by the Committee pursuant to the Plan or as set forth in the Award Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares, notwithstanding the exercise of my Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Optioned Shares.

4.           Interpretation. Any dispute regarding the interpretation of this notice shall be submitted promptly by me or by the Company to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

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5.           Entire Agreement. The Plan and the Award Agreement under which the Optioned Shares were granted are incorporated herein by reference, and together with this notice constitute the entire agreement of the parties with respect to the subject matter hereof.

Very truly yours,
Signature:
Name:
Social Security Number:

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EXHIBIT B

RESTRICTIVE COVENANT AGREEMENT

THIS AGREEMENT (this “Restrictive Covenant Agreement”) is made effective as of the Date of Grant by and between the Company and the Participant. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Nonqualified Stock Option Award Agreement to which this Restrictive Covenant Agreement is attached as Exhibit “B” (the “Award Agreement”).

R E C I T A L S:

WHEREAS, the Company and the Participant have entered into the Award Agreement;

AND WHEREAS the Award Agreement is conditional on the Participant entering into this Restrictive Covenant Agreement;

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

11. Confidential Information.

a. Obligation to Maintain Confidentiality. The Participant acknowledges that the information, observations and data (including trade secrets) obtained by the Participant during the course of the Participant’s employment with the Company and its Subsidiaries concerning the business or affairs of the Company or any its Subsidiaries (“Confidential Information”) are the property of the Company or such Subsidiary. Therefore, the Participant agrees that the Participant shall not at any time during the Participant’s employment period or thereafter disclose to any person or entity or use for the Participant’s own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the Confidential Information becomes generally known to and available for use by the public other than as a result of the Participant’s acts or omissions. The Participant shall deliver to the Company at the termination of the Participant’s employment period, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports, computer files, disks and tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to Confidential Information, Third Party Information (as defined in Section 1(b) below), Work Product (as defined in Section 1(c) below) or the business of the Company or any other Subsidiaries which the Participant may then possess or have under the Participant’s control.

b. Third Party Information. The Participant understands that the Company and its Subsidiaries and Affiliates will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s and its Subsidiaries’ and Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Participant’s employment period and thereafter, and without in any way limiting the provisions of Section 1(a) above, the Participant will hold

Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company or its Subsidiaries and Affiliates who need to know such information in connection with their work for the Participant or such Subsidiaries and Affiliates) or use, except in connection with the Participant’s work for the Company or its Subsidiaries and Affiliates, Third Party Information unless expressly authorized by a member of the Board in writing.

c. Intellectual Property, Inventions and Patents. The Participant acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any confidential information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) which relate to the Company’s or any of its Subsidiaries’ actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Participant (whether alone or jointly with others) while employed by the Company and its Subsidiaries, whether before or after the Date of Grant (“Work Product”), belong to the Company or such Subsidiary. The Participant hereby assigns to the Company all rights, title and interest throughout the world in the Work Product. The Participant further waives all moral rights in the Work Product, including, without limitation, the right to the integrity of the Work Product, the right to be associated with the Work Product in any way, the right to restrain or claim damages for any distortion, mutilation or other modification of the Work Product, and the right to restrain the use or reproduction of the Work Product in any context and in connection with any product, service, cause or institution, effective at the time the particular Work Product is created. The Participant shall promptly disclose such Work Product to the Board and, at the Company’s expense, perform all actions reasonably requested by the Board (whether during or after the Participant’s employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments). The Participant acknowledges that all Work Product shall be deemed to constitute “works made for hire” under the U.S. Copyright Act of 1976, as amended.

12. Non-Compete, Non-Solicitation.

a. Non-Compete. In further consideration of (i) the Option granted herein; (ii) the Participant’s ongoing employment by the Company or a Subsidiary; (iii) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (iv) the Participant being granted access to trade secrets and other confidential information of the Company, its Subsidiaries and its Affiliates; and (v) other good and valuable consideration, the Participant acknowledges that during the course of the Participant’s employment with the Company and its Subsidiaries the Participant has and shall become familiar with the Company’s trade secrets and with other Confidential Information and that the Participant’s services have been and shall continue to be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, the Participant agrees that, during the Participant’s employment period and for one (1) year following the date of such termination of the employment period, the Participant shall not, directly or indirectly own any interest in, manage, control, participate in, consult with, render services for, be employed in an executive, managerial or administrative capacity by, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries, as such businesses exist or are in the process of being implemented during the Participant’s employment period or on the date of the termination of the employment period (as applicable, the “Restricted Period”), within any geographical area in which the Company or its Subsidiaries engage or plan to engage in such businesses. The Participant acknowledges (A) that the business of the Company and its Subsidiaries will be conducted throughout North America, (B) notwithstanding the state of incorporation or principal office of the Company or any of its Subsidiaries, or any of its executives or employees (including the Participant), it is expected that the Company and its Subsidiaries will have business activities and have valuable business relationships within its industry throughout North America and (C) as part of the Participant’s responsibilities, the Participant will be traveling throughout North America in furtherance of the business and relationships of the Company and its Subsidiaries. Nothing herein shall prohibit the Participant from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as the Participant has no active participation in the business of such corporation.

b. Non-Solicitation. During the Participant’s employment period and for two (2) years following the date of termination of the Participant’s employment period, the Participant shall not directly or indirectly through another person or entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Participant’s employment period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business (or materially reduce the amount of business done) with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary (including, without limitation, making any negative or disparaging statements or communications regarding the Company or its Subsidiaries).

c. Scope of Restrictions. If, at the time of enforcement of this Section 2, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

d. Equitable Relief. In the event of the breach or a threatened breach by the Participant of any of the provisions of this Section 2, the Company would suffer irreparable harm, and in addition and supplementary to other rights and remedies existing in its favor, the Company shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of a breach or violation by the Participant of this Section 2, the time periods referenced in this Section 2 shall be automatically extended by the amount of time between the initial occurrence of the breach or violation and when such breach or violation has been duly cured.

13. Participant’s Representations. The Participant hereby represents and warrants to the Company that (i) the execution, delivery and performance of this Restrictive Covenant Agreement by the Participant do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Participant is a party or by which the Participant is bound, (ii) the Participant is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Restrictive Covenant Agreement by the Company, this Restrictive Covenant Agreement shall be the valid and binding obligation of the Participant, enforceable in accordance with its terms. The Participant hereby acknowledges that the provisions of Section 2 above are in consideration of (i) the Option granted herein; (ii) the Participant’s ongoing employment by the Company or a Subsidiary; (iii) the importance of protecting the confidential information of the Company, its Subsidiaries and its Affiliates and their other legitimate interests, including without limitation the valuable confidential information and goodwill that they have developed or acquired; (iv) the Participant being granted access to trade secrets and other confidential information of the Company, its Subsidiaries and its Affiliates; and (v) other good and valuable consideration. In addition, Executive agrees and acknowledges that the restrictions contained in Section 2 above are reasonable, do not preclude the Participant from earning a livelihood, that the Participant has reviewed the Participant’s rights and obligations under this Restrictive Covenant Agreement with the Participant’s legal counsel and that the Participant fully understands the terms and conditions contained herein. In addition, the Participant agrees and acknowledges that the potential harm to the Company of the non-enforcement of Section 2 outweighs any potential harm to the Participant of its enforcement by injunction or otherwise. The Participant acknowledges that the Participant has carefully read this Restrictive Covenant Agreement and has given careful consideration to the restraints imposed upon the Participant by this Restrictive Covenant Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company now existing or to be developed in the future. The Participant expressly acknowledges and agrees that each and every restraint imposed by this Restrictive Covenant Agreement is reasonable with respect to subject matter, time period and geographical area.

Non-Disparagement.  The Participant shall not at any time, directly or indirectly, orally, in writing or through any medium, disparage, defame or assail the reputation, integrity or professionalism of the Company or any of its affiliates, officers, directors, employees or shareholders.  Notwithstanding the foregoing, this prohibition does not apply to statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings.

Severability. In the event that a court of competent jurisdiction determines that any term or provision of this Restrictive Covenant Agreement is illegal, invalid or unenforceable in any jurisdiction, such illegality, invalidity or unenforceability of that term or provision will not affect: (a) the legality, validity or enforceability of the remaining terms and provisions of this Restrictive Covenant Agreement; and (b) the legality, validity or enforceability of such term or provision in any other jurisdiction.

Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing and shall be deemed to have been given (a) when personally delivered or delivered by facsimile transmission with confirmation of delivery or (b) upon delivery after deposit with Federal Express or similar overnight courier service. A notice shall be addressed to the Company at its principal executive office, attention General Counsel, and to the Participant at the address that he/she most recently provided to the Company.

Other Agreements. The Participant acknowledges that the Participant remains bound by any other non-competition, non-solicitation, confidentiality or other restrictive covenants set forth in any employment agreement or other agreement with the Company or any of its Subsidiaries that the Participant has previously entered into and that any such restrictive covenants shall not be superseded or replaced by the restrictive covenants contained herein.

Amendment; Waiver. No amendment or modification of any term of this Restrictive Covenant Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant. No waiver of any breach or condition of this Restrictive Covenant Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

Successors and Assigns; No Third-Party Beneficiaries. The provisions of this Restrictive Covenant Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns.

Signature in Counterparts. This Restrictive Covenant Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Restrictive Covenant Agreement.

HMAN Group Holdings Inc.
By:
Name:
Title:
Agreed and acknowledged as

of the date first above written:

Signature:
Name:

EXHIBIT C

ACCREDITED INVESTOR STATUS

Participant represents and warrants that he is not an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended (please initial the non-accredited investor election below):

_____	Participant is not an “accredited investor.”
Participant represents and warrants that he is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended, because he meets at least one of the following criteria (please initial each applicable item):

_____
Participant is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the grant of the Option, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property; or

_____
Participant is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (2012 and 2013) or joint income with the Participant’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (2014); or

_____
Participant is a corporation, or similar business trust, partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Option, with total assets in excess of $5,000,000; or

_____
Participant is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined  in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within in the meaning of the Employee Retirement

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Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Participant is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended; or

_____	Participant is a director or executive officer of the Company; or

_____
Participant is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Option, the purchase of which is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or

_____	Participant is any entity in which all of the equity owners are accredited investors. (Please submit a copy of this page countersigned by each such equity owner if relying on this item).

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